Execution Version

CONTRIBUTION AGREEMENT Dated as of October 12, 2022 among T SERIES MIDDLE MARKET LOAN FUND LLC and T SERIES FINANCING II SPV LLC

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This CONTRIBUTION AGREEMENT (this “Agreement”), dated as of October 12, 2022, is made by and among T Series Middle Market Loan Fund LLC, a Delaware limited liability company (the “Transferor”), and T Series Financing II SPV LLC, a Delaware limited liability company (the “Transferee”).
W I T N E S S E T H:
WHEREAS, the Transferor desires to contribute, transfer, bargain, grant, assign or otherwise convey to the Transferee from time to time all of the Transferor’s right, title and interest in and to the Contributed Assets from time to time, on the terms and subject to the conditions provided herein; and
WHEREAS, as a capital contribution to the Transferee, the Transferee desires to accept as an in specie contribution of assets all of the Transferor’s right, title and interest in and to the Contributed Assets (or, in the case of a Participation prior to elevation of such Participation to an assignment of the applicable loan, an undivided participation interest in such Contributed Assets as set forth herein and in the Master Participation Agreement), on the terms and subject to the conditions provided herein.
NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:
ARTICLE I
DEFINITIONS
Section 1.1.Certain Definitions. For all purposes of this Agreement, the following terms shall have the following meanings:
“Agreement” has the meaning set forth in the preamble hereto.
“Closing Date” means the date of this Agreement.
“Collections” means all funds and property received in respect of the Contributed Assets and each Participation transferred hereunder, including (i) all proceeds received from the disposition of any Contributed Assets and (ii) all interest proceeds and principal proceeds in respect of any Contributed Assets.
“Contributed Assets” means the loan assets (including each related Participation) set forth on Schedule I hereto (as updated from time to time) together with all monies due or to become due in payment under such loan assets on and after the settlement date therefor, including but not limited to all Collections therefor.
“Contributed Assets Documents” means the loan agreements and other material agreements governing the loan assets set forth on Schedule I hereto, as updated from time to time.
“Contribution” has the meaning set forth in Section 2.1(a) hereof.

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“Credit Agreement” means that certain Revolving Credit and Security Agreement, by and among the Transferee, as the borrower, the Transferor, as the servicer and as the equityholder, each of the lenders from time to time party thereto, BNP Paribas, as the Administrative Agent, and State Street Bank and Trust Company, as the Collateral Agent and as the Collateral Custodian, dated as of October 12, 2022.
“Master Participation Agreement” has the meaning set forth in Section 2.6 hereof.
“Participations” has the meaning set forth in Section 2.6 hereof.
“Transferee” has the meaning set forth in the preamble hereto.
“Transferor” has the meaning set forth in the preamble hereto.
“Transfers” has the meaning set forth in Section 2.1(a) hereof.
Section 1.2.Other Defined Terms.
(a)Each term defined in the singular form in Section 1.1 hereof or elsewhere in this Agreement shall mean the plural thereof when the plural form of such term is used in this Agreement and each term defined in the plural form in Section 1.1 hereof shall mean the singular thereof when the singular form of such term is used herein.
(b)The words “hereof,” “herein,” “hereunder” and similar terms when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and article, section, subsection, schedule and exhibit references herein are references to articles, sections, subsections, schedules and exhibits to this Agreement unless otherwise specified.
Section 1.3.Other Terms. All accounting terms not specifically defined herein shall be construed in accordance with GAAP. All terms used in Article 9 of the UCC in the State of New York, and not specifically defined herein, are used herein as defined in such Article 9. All other capitalized terms used but not otherwise defined in this Agreement shall have the same defined meanings as set forth in the Credit Agreement.
Section 1.4.Computation of Time Periods. Unless otherwise stated in this Agreement, in the computation of a period of time from a specified date to a later specified date, the word “from” means “from and including” and the words “to” and “until” each means “to but excluding.”
ARTICLE II
CONTRIBUTION
Section 2.1.Contribution of Contributed Assets.
(a)The Transferor hereby (i) irrevocably contributes, transfers, grants, bargains, assigns, conveys and delivers (“Transfers”) to the Transferee, absolutely and not as collateral security, without recourse, except as expressly provided herein, as a capital contribution to the Transferee, and the Transferee hereby acquires, accepts and receives, all of

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the Transferor’s right, title and interest in and to the Contributed Assets and (ii) vests in the Transferee all powers and rights of the Transferor under the Contributed Assets, to have and to hold the same unto the Transferee and its successors and assigns forever (the “Contribution”). The Transferee hereby assumes from the Transferor and agrees to perform all obligations (then existing or thereafter arising) of the Transferor under the Contributed Assets. The Transferor hereby agrees to protect and defend the Transferee’s ownership interest in the Contributed Assets against any claim asserting the continuing ownership thereof by the Transferor.
(b)The Transfer by the Transferor of the Contributed Assets to the Transferee has been acknowledged and recorded by the applicable administrative agent or agent under the applicable Related Documents for each of the Contributed Assets set forth on Schedule I, as updated from time to time.
Section 2.2.Transfer of Records to the Transferee.
(a)In connection with the contribution of the Contributed Assets hereunder, the Transferor hereby transfers, assigns and otherwise conveys to the Transferee all of the Transferor’s right, title and interest in and to all of the books, records and other information relating to all Contributed Assets, without the need for any further documentation in connection with such contribution. In connection with such transfer, the Transferor hereby represents and warrants that the Transferor itself owns the Contributed Assets free and clear of any Lien. The Transferor hereby grants the Transferee and its assignees an irrevocable, transferable, ownership interest in the Contributed Assets (subject to the limitations that may be set forth in the Contributed Assets Documents).
(b)The Transferor shall take such action as is requested by the Transferee or its assignees from time to time hereafter that may be reasonably necessary or appropriate to ensure that the Transferee and its assignees have an enforceable ownership interest in the Contributed Assets.
Section 2.3.Intention of the Parties. It is the intention of the parties hereto that the Contribution made hereunder shall constitute an absolute assignment or transfer from the Transferor to the Transferee and not a loan, under applicable state law and federal bankruptcy law, which transfer is absolute and irrevocable and provides the Transferee with all rights of ownership of the Contributed Assets, and that the beneficial interest and title to the Contributed Assets shall not be property of the Transferor’s estate in the event of the occurrence of an Insolvency Event in respect of the Transferor. Neither the Transferor nor the Transferee intends the transactions contemplated hereunder to be, or for any purpose to be characterized as, loans from the Transferee to the Transferor secured by such property. The sale or absolute transfer of the Contributed Assets by the Transferor to the Transferee is made without recourse to the Transferor; provided, however, that the Transferor shall be liable to the Transferee for all representations, warranties, indemnities and covenants made by the Transferor with respect to the Transferee pursuant to the terms of this Agreement. The Transferor hereby agrees to note on its financial statements and in its books, records and computer files that such Contributed Assets have been contributed or transferred to the Transferee and to respond to any inquiries made by third parties that the ownership of such Contributed Assets has been contributed or transferred to the Transferee. Notwithstanding anything to the contrary set forth in this Section 2.3, if a court of competent jurisdiction determines that the Contribution constitutes a loan and not an absolute assignment or transfer or contribution, then the parties hereto intend that this Agreement shall constitute a security agreement under applicable law and that the Transferor shall be deemed to have granted, and the Transferor hereby grants, to the Transferee a first priority lien and security

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interest in and to all of the Transferor’s right, title and interest in, to and under the Contributed Assets transferred by the Transferor to the Transferee hereunder, all other related documents to which the Transferor is a party and all proceeds of any of the foregoing. The possession by the Transferee of notes, instruments and such other goods, money, documents, chattel paper or certificated securities shall be deemed to be “possession by or delivery to secured party” for purposes of perfecting the security interest pursuant to the UCC in force in the relevant jurisdiction (including Section 9-313(c)(1) thereof). Notifications to Persons holding such property, and acknowledgments, receipts or confirmations from Persons holding such property, shall be deemed notifications to, or acknowledgments, receipts or confirmations from, bailees or agents (as applicable) of the Transferee for the purpose of perfecting such security interest under applicable law (except that nothing in this sentence shall cause any Person to be deemed to be an agent of the Transferee for any purpose other than for perfection of such security interest unless, and then only to the extent, expressly appointed and authorized by the Transferee in writing).
Section 2.4.Assumption of Contractual Obligations. Subject to Sections 2.5 and 2.6, the Transferee hereby acknowledges and agrees that it is assuming all of the Transferor’s continuing obligations under all of the contracts and agreements contributed, assigned or otherwise transferred to it hereunder.
Section 2.5.Actions Pending Assignment.
(a)On or before the applicable settlement date with respect to each Contributed Asset, the Transferor shall direct the underlying administrative agent for each Contributed Asset to remit all Collections in respect of such Contributed Asset that are due and payable on or after the applicable settlement date to the Collection Account.
(b)Each party shall use commercially reasonable efforts to, as soon as reasonably practicable after the trade date therefor, cause the Transferee to become a lender under the underlying instrument with respect to the Transferor’s interest in the applicable Contributed Asset and take such action as shall be mutually agreeable in connection therewith and in accordance with the terms and conditions of the underlying instrument and consistent with the terms of this Agreement.
(c)Pending settlement of the assignment of a Contributed Asset in accordance with the applicable underlying instruments, the Transferor shall comply with any written instructions provided to the Transferor by or on behalf of the Transferee with respect to voting rights to be exercised by holders of the applicable Contributed Asset, other than with respect to any voting rights that are not permitted to be participated pursuant to the terms of the applicable underlying instrument.
Section 2.6.Participations Pending Assignment. Pending the receipt of any required consents to, and the effectiveness of, the assignment of the Contributed Assets designated as Participations on Schedule I hereto and set forth in the applicable schedule to the Master Participation Agreement from the Transferor to the Transferee in accordance with the applicable underlying instruments, the Transferor hereby agrees to contribute to the Transferee a 100% undivided participation in such Contributed Assets (each, a “Participation”), pursuant to the terms of that certain Master Participation Agreement for Par/Near Par Trades (the “Master

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Participation Agreement”) attached hereto as Exhibit A, to be entered into on, and effective as of, the Closing Date. In connection with each such Participation, the Transferor further agrees to enter into any other agreements or documents as the Transferee may determine reasonably necessary or advisable in connection therewith.
ARTICLE III
REPRESENTATIONS AND WARRANTIES
Section 3.1.Representations and Warranties of the Transferor. The Transferor hereby represents and warrants that as of the date of each Contribution (except for representations and warranties that relate to another specific date only):
(a)Organization and Good Standing. The Transferor is a limited liability company, duly formed and organized, validly existing and in good standing under the laws of the State of Delaware, and has full power and authority to own or lease its properties and to conduct its business as such properties are currently owned and such business is presently conducted, and has the power, authority and legal right to acquire, own and convey the Contributed Assets.
(b)Due Qualification. The Transferor is duly qualified to do business as a limited liability company in good standing, and has obtained all necessary qualifications, licenses and approvals, in all jurisdictions in which the ownership or lease of its property or the conduct of its business requires such qualifications, licenses or approvals, except where the failure to be so qualified would not have a material adverse effect on the Contribution.
(c)Due Authorization; Conflicts. The execution, delivery and performance by the Transferor of this Agreement are within the Transferor’s power, have been duly authorized and do not contravene (i) the Transferor’s First Amended and Restated Limited Liability Company Agreement, dated as of October 13, 2021, as amended from time to time, (ii) any applicable law, order, rule or regulation applicable to the Transferor of any court or of any federal, state or foreign regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Transferor or its properties whether in or outside of the United States or (iii) any contractual restriction binding on or affecting the Transferor, in the case of clause (ii) or (iii) above, the violation of which could reasonably be expected to have a material adverse effect on the Contribution hereunder, and do not result in the creation of any Lien (other than the Liens created under this Agreement) upon or with respect to any of its properties.
(d)Consents. No authorization or approval or other action by, and no notice to or filing with, any Governmental Authority is required for the due execution, delivery and performance by the Transferor of this Agreement.
(e)Enforceability. This Agreement is, and the Contribution will be, the legal, valid and binding obligations of the Transferor enforceable against the Transferor in accordance with their terms, except as such enforceability may be subject to the effect of any bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors’ rights generally or general principles of equity (whether such enforcement is considered in a proceeding in equity or at law).

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(f)No Proceedings. There is no litigation or administrative proceeding or investigation pending or, to the Transferor’s knowledge, threatened, before any Governmental Authority having jurisdiction over the Transferor or its properties: (i) asserting the invalidity of this Agreement, (ii) seeking to prevent the consummation of any of the transactions contemplated by this Agreement or (iii) seeking any determination or ruling that could reasonably be expected to have a material adverse effect on the Contribution hereunder.
(g)Solvency. The Transferor is not the subject of any bankruptcy or other Insolvency Event (as defined in the Credit Agreement). The Transferor is, and after giving effect to the contribution of the Contributed Assets hereunder will be, solvent and able to pay its debts as they come due, and has and will have adequate capital to carry out its business as now conducted or proposed to be conducted.
(h)No Fraudulent Transfer. The Transferor is not entering into this Agreement with the intent (whether actual or constructive) to hinder, delay or defraud its present or future creditors and is receiving reasonably equivalent value and fair consideration for the Contributed Assets.
(i)Contribution. The Transferor hereby represents and warrants to the Transferee with respect to the Contributed Assets effective as of the date of each Contribution, as follows:
(i)Schedule I hereto contains a list of all of the loan assets to be transferred as the Contributed Assets.

(ii)Immediately prior to the contribution of the Contributed Assets, the Transferor owned full legal and equitable title to the Contributed Assets, free and clear of any Lien, and immediately after the transfer and assignment thereof hereunder, the Transferee will have full legal and equitable title to the Contributed Assets, free and clear of any Lien.
(iii)None of the Contributed Assets have been sold, transferred, assigned or pledged by the Transferor to any Person other than the Transferee.

Section 3.2.Representations and Warranties of the Transferee. The Transferee represents and warrants that as of the date of each Contribution:
(a)Incorporation and Good Standing. The Transferee is a limited liability company duly formed and organized, validly existing and in good standing under the laws of the State of Delaware and has full power and authority to own or lease its properties and to conduct its business as such properties are currently owned and such business is presently owned or conducted, and has the power and authority to acquire and own the Contributed Assets.
(b)Due Qualification. The Transferee is duly qualified to do business as a limited liability company in good standing, and has obtained all necessary qualifications, licenses and approvals, in all jurisdictions in which the ownership or lease of its property or the conduct

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of its business requires such qualifications, licenses or approvals, except where the failure to so qualify would not have a material adverse effect on the Contribution.
(c)Due Authorization; Conflicts. The execution, delivery and performance by the Transferee of this Agreement are within the Transferee’s power, have been duly authorized by all necessary action, and do not contravene (i) its limited liability company documents, (ii) any applicable law, order, rule or regulation applicable to the Transferee of any court or of any federal, state or foreign regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Transferee or its properties whether in or outside of the United States or (iii) any contractual restriction binding on or affecting the Transferee, in the case of clause (ii) or (iii) above, the violation of which could reasonably be expected to have a material adverse effect on the Contribution.
(d)Enforceability. This Agreement is, and the Contribution will be, the legal, valid and binding obligation of the Transferee enforceable against the Transferee in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors’ rights generally or general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law).
ARTICLE IV
GENERAL COVENANTS OF THE TRANSFEROR
Section 5.1.Affirmative Covenants of the Transferor. At all times after the Closing Date, unless the Transferee shall otherwise consent in writing:
(a)Existence. The Transferor will preserve, renew and keep in full force and effect its existence and take all action necessary to maintain all rights, privileges and franchises necessary or desirable to protect the validity and enforceability of this Agreement and the transactions contemplated hereby.
(b)Compliance with Law. The Transferor will comply with all laws, treaties, rules, regulations and determinations of any Governmental Authority applicable to the Transferor, except to the extent that the failure to comply therewith, in the aggregate, could reasonably be expected not to have a material adverse effect on the Contribution.
(c)Maintenance of Separateness. The Transferor covenants that:
(i)the books and records of the Transferee will be maintained separately from those of the Transferor and each of its Affiliates;
(ii)all financial statements of the Transferor that are consolidated to include the Transferee and that are distributed to any party will contain detailed notes clearly stating that (A) all of the Transferee’s assets are owned by the Transferee and (B) the Transferee is a separate entity and, as may be applicable, has creditors who have received interests in the Transferee’s assets;

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(iii)the Transferor shall not (and shall not permit any of its Affiliates to) commingle its funds with any funds of the Transferee;
(iv)the Transferor will (and shall cause each of its Affiliates to) maintain arm’s length relationships with the Transferee;
(v)the Transferor will not be, and will not hold itself out to be, responsible for the debts of the Transferee or the decisions or actions in respect of the daily business and affairs of the Transferee, and the Transferor will not knowingly permit the Transferee to hold the Transferor out to be responsible for the debts of the Transferee or the decisions or actions in respect of the daily business and affairs of the Transferee; and
(vi)upon a Responsible Officer of the Transferor obtaining actual knowledge or receiving notice that any of the foregoing provisions in this Section 4.1(c) hereof has been breached or violated in any material respect, the Transferor will take such actions as may be reasonable and appropriate under the circumstances to correct and remedy such breach or violation as soon as reasonably practicable under such circumstances.
(d)Nonpetition Covenant. The Transferor shall not, prior to the date that is one year and one day (or such longer preference period as then in effect plus one day) after the later of the termination of the Credit Agreement and the termination of all obligations of the Transferee under each Transaction Document, petition or otherwise invoke the process of any Governmental Authority for the purpose of commencing or sustaining a case against the Transferee under any insolvency law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Transferee or any substantial part of its property, or ordering the winding up or liquidation of the affairs of the Transferee.
ARTICLE V
ADMINISTRATION
Section 5.1.Grant of Power of Attorney. To the fullest extent permitted by applicable law, the Transferor hereby authorizes the Transferee and its assignees, and gives the Transferee and the Transferee’s assignees its irrevocable power of attorney, with full power of substitution, which authorization shall be coupled with an interest, to take any and all steps in the Transferor’s name and on behalf of the Transferor that are necessary or desirable in the reasonable determination of the Transferee or any of the Transferee’s assignees to assign, transfer, endorse, negotiate, deposit or otherwise realize on any Contributed Asset or any writing of any kind in connection with any Contributed Asset.
Section 5.2.Further Action Evidencing Contribution. The Transferor agrees that at any time and from time to time, at its expense, it will promptly execute and deliver all further instruments and documents, and take all further actions, that may be reasonably necessary to perfect, protect or more fully evidence the Transferee’s and its assignees, interests in the Contributed Assets (or any agent or designee of any of the foregoing) or to enable the Transferee and/or the Transferee’s assignees (or any agent or designee of any of the foregoing) to exercise or enforce any of their respective rights hereunder.

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ARTICLE VI
MISCELLANEOUS
Section 6.1.Waivers; Amendments. No failure or delay on the part of the Transferee or the Transferor or any assignee thereof in exercising any power, right or remedy under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or remedy preclude any other further exercise thereof or the exercise of any other power, right or remedy. The rights and remedies herein provided shall be cumulative and nonexclusive of any rights or remedies provided by law. Any provision of this Agreement may be amended only if such amendment is executed by the parties hereto in writing.
Section 6.2.Notices, Etc. All notices and other communications provided for hereunder shall, unless otherwise stated herein, be in writing (including email and facsimile communication) and sent, as to each party hereto, at its address set forth in the Credit Agreement, or at such other address as shall be designated by such party in a written notice to the other parties hereto. All such notices and communications shall be effective: (a) if sent by overnight courier, on the Business Day after the day sent, (b) if delivered personally, when delivered, (c) if faxed, when the sender thereof shall have received electronic confirmation of the transmission thereof, and (d) if sent by e-mail, when verbal or electronic communication of receipt is obtained; provided that if such day shall not be a Business Day, then on the next Business Day.
Section 6.3.Effectiveness; Binding Effect; Assignability.
(a)This Agreement shall become effective on the Closing Date and shall, from and after such date, be binding upon and inure to the benefit of the Transferor and the Transferee and their respective successors and assignees. The Transferor may not assign or delegate any of its duties hereunder without the prior written consent of the Transferee. No provision of this Agreement shall in any manner restrict the ability of the Transferee (or any Person claiming by or though the Transferee as an assignee of the Transferee) to assign, participate, grant security interests in or otherwise transfer any of its rights or remedies hereunder.
(b)This Agreement shall create and constitute the continuing obligation of the parties hereto in accordance with its terms, and shall remain in full force and effect; provided, however, that the provisions of Section 6.7 hereof, shall be continuing and shall survive any termination of this Agreement.
Section 6.4.GOVERNING LAW; WAIVER OF JURY TRIAL.
(a)THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES (OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK) AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.
(b)THE PARTIES HERETO EACH HEREBY WAIVE ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER IN

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CONTRACT, TORT OR OTHERWISE, ARISING OUT OF, CONNECTED WITH, OR RELATING OR INCIDENTAL TO THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT.
(c)THE PARTIES HERETO EACH HEREBY IRREVOCABLY SUBMIT (TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW) TO THE NON-EXCLUSIVE JURISDICTION OF ANY NEW YORK STATE OR FEDERAL COURT SITTING IN THE BOROUGH OF MANHATTAN, NEW YORK CITY, STATE OF NEW YORK, OVER ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY RELATED DOCUMENTS AND THE PARTIES HEREBY IRREVOCABLY AGREE THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE OR FEDERAL COURT. THE PARTIES HERETO EACH HEREBY IRREVOCABLY WAIVE, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION EACH MAY NOW OR HEREAFTER HAVE, TO REMOVE ANY SUCH ACTION OR PROCEEDING, ONCE COMMENCED, TO ANOTHER COURT ON THE GROUNDS OF FORUM NON CONVENIENS OR OTHERWISE.
Section 6.5.Execution in Counterparts; Severability. This Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement. Delivery of an executed counterpart of this Agreement by e-mail or facsimile shall be effective as delivery of a manually executed counterpart of this Agreement. The words "executed," "execution," "sign," "signed," "signature" and words of like import in this Agreement or in any other certificate, agreement or document related to this Agreement shall include images of manually executed signatures transmitted by facsimile or other electronic format (including, without limitation, "pdf," "tif," "tiff," "jpeg" or "jpg") and other electronic signatures (including, without limitation, Orbit, DocuSign and AdobeSign). The use of electronic signatures and electronic records (including, without limitation, any contract or other record created, generated, sent, communicated, received or stored by electronic means) shall be of the same legal effect, validity and enforceability as a manually executed signature or use of a paper-based record-keeping system to the fullest extent permitted by Applicable Law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act and any other Applicable Law, including, without limitation, any state law based on the Uniform Electronic Transactions Act or the Uniform Commercial Code.
In case any provision in or obligation under this Agreement shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.
Section 6.6.Entire Agreement. This Agreement, together with the exhibits and schedules hereto, contains a final and complete integration of all prior expressions by the parties hereto with respect to the subject matter hereof and shall constitute the entire agreement among the parties hereto with respect to the subject matter hereof, superseding all previous oral statements and other writings with respect thereto.

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Section 6.7.Limitations on Liability and Limited Recourse.
(a)None of the officers, employees, agents, shareholders, members, directors or managers, as applicable, of the Transferee or the Transferor, past, present or future, shall be under any liability to the Transferor or the Transferee, as applicable, any of their successors or assignees, or any other Person for any action taken or for refraining from the taking of any action in such capacities or otherwise pursuant to this Agreement or for any obligation or covenant under this Agreement, it being understood that this Agreement and the obligations created hereunder shall be, to the fullest extent permitted under applicable law, with respect to the Transferor, solely the obligation of the Transferor and with respect to the Transferee, solely the obligation of the Transferee.
(b)The obligations of the Transferee under this Agreement are limited recourse obligations and the provisions of Section 13.17 of the Credit Agreement are incorporated herein mutatis mutandis.
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IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.
T SERIES MIDDLE MARKET LOAN FUND LLC,
as Transferor

By:/s/ Venugopal Rathi
Name: Venugopal Rathi
Title:CFO

    [Signature page to Contribution Agreement]
|

T SERIES FINANCING II SPV LLC,
as Transferee

By:        /s/ Venugopal Rathi
Name: Venugopal Rathi
Title:

    [Signature page to Contribution Agreement]||